UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 26, 2011

Saia, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-49983	48-1229851
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

11465 Johns Creek Parkway, Suite 400, Johns Creek, Georgia		30097
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	770-232-5067

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.07 Submission of Matters to a Vote of Security Holders

On April 26, 2011, Saia, Inc. (the “Company”) held its Annual Meeting of Stockholders. The matters listed below were submitted to a vote of the Company’s stockholders through the solicitation of proxies, and the proposals are described in detail in the Company’s Proxy Statement filed with the Securities and Exchange Commission on March 22, 2011. The results of the stockholder vote are as follows:

Proposal 1—Election of Directors

The following individuals were elected to serve as Class III directors to hold office until the 2014 Annual Meeting of Stockholders and until their successors are elected and qualified.

Director Nominee	For	Against	Abstain	Broker Non-Votes
Linda J. French	13,080,538	955,438	3,806	842,560
William F. Martin, Jr.	13,079,743	956,535	3,504	842,560
Björn E. Olsson	13,128,548	907,093	4,141	842,560

Continuing Directors
John J. Holland
Richard D. O’Dell
James A. Olson
Douglas W. Rockel
Herbert A. Trucksess, III
Jeffery C. Ward

Proposal 2—Approval of the 2011 Omnibus Incentive Plan

Our stockholders approved the 2011 Omnibus Incentive Plan.

For	Against	Abstain	Broker Non-Votes
13,245,335	789,182	5,265	842,560

Proposal 3—Advisory Vote on Executive Compensation

Our stockholders approved, on an advisory basis, the compensation of the Named Executive Officers disclosed in the proxy statement.

For	Against	Abstain	Broker Non-Votes
13,092,668	941,948	5,166	842,560

Proposal 4—Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation

Our stockholders voted, on an advisory basis, to conduct an advisory stockholder vote “every year” on the compensation of the Named Executive Officers.

Every Year	Two Years	Three-Years	Abstain	Broker Non-Votes
12,078,478	181,893	1,775,456	3,945	842,560

In light of this advisory vote and the consideration of the Board of Director’s of that which is in the best interest of the Company and its stockholders, the Company has decided to include an advisory vote on executive compensation in its proxy materials every year until the next required vote on the frequency of advisory votes on executive compensation.

Proposal 5—Ratification of the Appointment of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for Fiscal Year 2011

Our stockholders ratified the appointment of KPMG LLP to serve as the Company’s independent registered public accounting firm for the 2011 fiscal year.

For	Against	Abstain	Broker Non-Votes
14,574,287	303,241	4,814	0

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Saia, Inc.

May 2, 2011	By:	James A.. Darby

Name: James A.. Darby
Title: Vice President of Finance and Chief Financial Officer